UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 31, 2013

Cal Dive International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33206 (Commission File Number)	61-1500501 (IRS Employer Identification No.)

2500 CityWest Boulevard, Suite 2200 Houston, Texas (Address of principal executive offices)		77042 (Zip Code)

(713) 361-2600 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry Into a Material Definitive Agreement.

Effective May 31, 2013, Cal Dive International, Inc., a Delaware corporation (the "Company"), entered into Amendment No. 5 (the "Amendment") to its Credit Agreement, dated as of April 26, 2011, among the Company, the lenders from time to time party thereto and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, as amended by Amendment No. 1 dated October 7, 2011, Amendment No. 2 dated July 9, 2012, Amendment No. 3 dated September 19, 2012 and Amendment No. 4 dated November 2, 2012 (as amended, including by this Amendment, the "Credit Agreement").  Capitalized terms used herein and not otherwise defined in this Item 1.01 shall have the meanings assigned to such terms in the Credit Agreement. The Company entered into the Amendment to provide flexibility for working capital requirements over the next two quarters relating to the Company's recent awards in Mexico.

The Amendment, among other things, amends the Credit Agreement to:

•
exclude unsecured indebtedness incurred in an aggregate principal amount of up to $20.0 million solely for purposes of determining Consolidated Funded Indebtedness when used for the calculation of the Consolidated Leverage Ratio;

•	reduce the Consolidated Fixed Charge Coverage Ratio covenant from 1.25 to 1 to 1.05 to 1 for the two fiscal quarters ending June 30, 2013 and September 30, 2013; and

•	increase the Consolidated Leverage Ratio from 3.75x to 5.25x for the fiscal quarter ending June 30, 2013 and from 3.75x to 5.00x for the fiscal quarter ending September 30, 2013.

A copy of the Credit Agreement and all prior material amendments have been filed with the Securities and Exchange Commission. A copy of the Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.  The description of the Credit Agreement, as amended, and the Amendment are each qualified in their entirety by reference to such filings.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.
(d) Exhibits
The exhibit to this Current Report on Form 8-K is listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CAL DIVE INTERNATIONAL, INC.

By:	/s/ Lisa M. Buchanan
Lisa M. Buchanan Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date:   June 4, 2013

Exhibit Index

Exhibit
    No.Description

    10.1*                  Amendment No. 5 to Credit Agreement, dated as of May 31, 2013.
__________
* Filed herewith.